Exhibit 99.1

THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. If you are in any doubt as to the action to be taken, you should immediately consult your broker, bank manager, lawyer, accountant, investment advisor or other professional advisor.

LETTER OF TRANSMITTAL

Relating to

Zoetis Inc.

Offer to Exchange

up to $400,000,000 Principal Amount Outstanding of

1.150% Senior Notes due 2016

for

a Like Principal Amount of

1.150% Senior Notes due 2016

that have been registered under the Securities Act of 1933

and

up to $750,000,000 Principal Amount Outstanding of

1.875% Senior Notes due 2018

for

a Like Principal Amount of

1.875% Senior Notes due 2018

that have been registered under the Securities Act of 1933

and

up to $1,350,000,000 Principal Amount Outstanding of

3.250% Senior Notes due 2023

for

a Like Principal Amount of

3.250% Senior Notes due 2023

that have been registered under the Securities Act of 1933

and

up to $1,150,000,000 Principal Amount Outstanding of

4.700% Senior Notes due 2043

for

a Like Principal Amount of

4.700% Senior Notes due 2043

that have been registered under the Securities Act of 1933

Pursuant to the Prospectus, dated             , 2013

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON             , 2013, UNLESS EXTENDED (SUCH DATE AND TIME, AS IT MAY BE EXTENDED, THE “EXPIRATION DATE”). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

For Delivery by Hand, Overnight Delivery, Registered or Certified Mail:

Deutsche Bank Trust Company Americas, as Exchange Agent

DB Services Americas, Inc.

Attention: Reorg. Department

5022 Gate Parkway, Suite 200

Jacksonville, FL 32256

DB.Reorg@db.com

Fax: 615-866-3889

Information (877) 843-9767

Delivery of this instrument to an address other than as set forth above, or transmission of this instrument via facsimile other than as set forth above, will not constitute a valid delivery.

The undersigned acknowledges that he or she has received the prospectus, dated             , 2013 (the “Prospectus”), of Zoetis Inc., a Delaware corporation (the “Company” or “Zoetis”), and this letter of transmittal (the “Letter of Transmittal”), which together constitute the Company’s offer (the “Exchange Offer”) to exchange:

•	$400,000,000 aggregate principal amount of unregistered 1.150% Senior Notes due 2016 (the “2016 Unregistered Notes”) for a like principal amount of 1.150% Senior Notes due 2016 that have been registered under the Securities Act of 1933, as amended (the “Securities Act”) (the “2016 Exchange Notes”);

•	$750,000,000 aggregate principal amount of unregistered 1.875% Senior Notes due 2018 (the “2018 Unregistered Notes”) for a like principal amount of 1.875% Senior Notes due 2018 that have been registered under the Securities Act (the “2018 Exchange Notes”);

•	$1,350,000,000 aggregate principal amount of unregistered 3.250% Senior Notes due 2023 (the “2023 Unregistered Notes”) for a like principal amount of 3.250% Senior Notes due 2023 that have been registered under the Securities Act (the “2023 Exchange Notes”); and

•	$1,150,000,000 aggregate principal amount of unregistered 4.700% Senior Notes due 2043 (the “2043 Unregistered Notes” and together with the 2016 Unregistered Notes, the 2018 Unregistered Notes and the 2023 Unregistered Notes, the “Unregistered Notes”) for a like principal amount of 4.700% Senior Notes due 2043 that have been registered under the Securities Act (the “2043 Exchange Notes” and together with the 2016 Exchange Notes, the 2018 Exchange Notes and the 2023 Exchange Notes, the “Exchange Notes”).

The Company has agreed that, for a period ending on the earlier of (i) 180 days from the date on which the Exchange Offer Registration Statement (as defined in the Registration Rights Agreement) became effective and (ii) the date on which a broker-dealer is no longer required to deliver a prospectus in connection with market-making or other trading activities, it will make the Prospectus available to any broker-dealer for use in connection with any resales of the Exchange Notes.

Each holder of Unregistered Notes wishing to participate in the Exchange Offer, except holders of Unregistered Notes executing their tenders through the Automated Tender Offer Program (“ATOP”) procedures of The Depository Trust Company (“DTC”), should complete, sign and submit this Letter of Transmittal to the Exchange Agent, Deutsche Bank Trust Company Americas, on or prior to the Expiration Date.

This Letter of Transmittal may be used to participate in the Exchange Offer if certificates representing Unregistered Notes are to be physically delivered to the Exchange Agent or if Unregistered Notes are to be tendered by effecting a book-entry transfer into the Exchange Agent’s account at DTC and instructions are not being transmitted through ATOP, for which the Exchange Offer is eligible. Unless you intend to tender your Unregistered Notes through ATOP, you should complete, execute and deliver this Letter of Transmittal, along with any physical certificates for the Unregistered Notes specified herein, to indicate the action you desire to take with respect to the Exchange Offer.

Holders of Unregistered Notes tendering by book-entry transfer to the Exchange Agent’s account at DTC may execute tenders through ATOP, for which the Exchange Offer is eligible. Financial institutions that are DTC participants may execute tenders through ATOP by transmitting acceptance of the Exchange Offer to DTC on or prior to the Expiration Date. DTC will verify acceptance of the Exchange Offer, execute a book-entry transfer of the tendered Unregistered Notes into the account of the Exchange Agent at DTC and send to the Exchange Agent a “book-entry confirmation”, which shall include an Agent’s Message. An “Agent’s Message” is a message, transmitted by DTC to, and received by, the Exchange Agent and forming part of a book-entry confirmation, which states that DTC has received an express acknowledgement from a DTC participant tendering Unregistered Notes that the participant has received and agrees to be bound by the terms of this Letter of Transmittal as an undersigned hereof and that the Company may enforce such agreement against the participant. Delivery of the Agent’s Message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the DTC participant identified in the Agent’s Message. Accordingly, holders who tender their Unregistered Notes through DTC’s ATOP procedures shall be bound by, but need not complete, this Letter of Transmittal.

If you are a beneficial owner that holds Unregistered Notes through Euroclear or Clearstream and wish to tender your Unregistered Notes, you must instruct Euroclear or Clearstream, as the case may be, to block the account in respect of the tendered Unregistered Notes in accordance with the procedures established by Euroclear or Clearstream. You are encouraged to contact Euroclear or Clearstream directly to ascertain their procedures for tendering Unregistered Notes.

Tendering holders of Unregistered Notes must tender Unregistered Notes in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. Exchange Notes will be issued in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof.

Any holder that is a bank, broker, or other custodial entity holding Unregistered Notes on behalf of more than one beneficial owner may submit to the Exchange Agent a list of the aggregate principal amount of Unregistered Notes owned by each such beneficial owner, and the Exchange Agent, in determining the aggregate principal amount of Exchange Notes to be issued to such holder, will treat each such beneficial owner as a separate holder.

Holders that anticipate tendering other than through DTC are urged to contact promptly a bank, broker or other intermediary (that has the capability to hold securities custodially through DTC) to arrange for receipt of Exchange Notes to be delivered pursuant to the Exchange Offer and to obtain the information necessary to provide the required DTC participant with account information in this Letter of Transmittal.

Zoetis reserves the right, in its sole discretion, to amend, at any time, the terms and conditions of the Exchange Offer. Zoetis will give you notice of any amendments if required by applicable law. The term “Expiration Date” shall mean the latest time and date to which the Exchange Offer is extended.

The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

TENDER OF UNREGISTERED NOTES

To effect a valid tender of Unregistered Notes through the completion, execution and delivery of this Letter of Transmittal, the undersigned must complete the tables below and sign this Letter of Transmittal where indicated.

Exchange Notes will be delivered in book-entry form through DTC and only to the DTC account of the undersigned or the undersigned’s custodian, as specified in the applicable “Method of Delivery” table(s) below.

We have not provided guaranteed delivery procedures in conjunction with the Exchange Offer or under any of the Prospectus or other materials provided therewith.

Failure to provide the information necessary to effect delivery of Exchange Notes will render such holder’s tender defective, and Zoetis will have the right, which it may waive, to reject such tender without notice.

1.150% SENIOR NOTES DUE 2016 METHOD OF DELIVERY

☐	CHECK HERE IF PHYSICAL CERTIFICATES FOR TENDERED 2016 UNREGISTERED NOTES ARE BEING DELIVERED HEREWITH.

☐	CHECK HERE IF TENDERED 2016 UNREGISTERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC.

PROVIDE BELOW THE NAME OF THE DTC PARTICIPANT AND PARTICIPANT’S ACCOUNT NUMBER IN WHICH THE TENDERED 2016 UNREGISTERED NOTES ARE HELD AND/OR THE CORRESPONDING 2016 EXCHANGE NOTES ARE TO BE DELIVERED.

Name of Tendering Institution:

DTC Participant Number:
Account Number:
Transaction Code Number:

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:

Address:

In addition, if the undersigned is a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of the Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Unregistered Notes, it represents that the Unregistered Notes to be exchanged for Exchange Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a Prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a Prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

List below the 2016 Unregistered Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the numbers and principal amount at maturity of 2016 Unregistered Notes should be listed on a separate signed schedule affixed hereto.

DESCRIPTION OF 2016 UNREGISTERED NOTES TENDERED

	1	2	3
Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank)	Certificate Number(s)*	Aggregate Principal Amount of 2016 Unregistered Notes Represented	Principal Amount Tendered**

	Total

*	Need not be completed if 2016 Unregistered Notes are being tendered by book-entry transfer.
**	Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the 2016 Unregistered Notes represented by the 2016 Unregistered Notes indicated in column 2. See Instruction 2. The principal amount of 2016 Unregistered Notes tendered hereby must be in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. See Instruction 1.

Note: Signatures must be provided below.

Please read the accompanying instructions carefully.

1.875% SENIOR NOTES DUE 2018 METHOD OF DELIVERY

☐	CHECK HERE IF PHYSICAL CERTIFICATES FOR TENDERED 2018 UNREGISTERED NOTES ARE BEING DELIVERED HEREWITH.

☐	CHECK HERE IF TENDERED 2018 UNREGISTERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC.

PROVIDE BELOW THE NAME OF THE DTC PARTICIPANT AND PARTICIPANT’S ACCOUNT NUMBER IN WHICH THE TENDERED 2018 UNREGISTERED NOTES ARE HELD AND/OR THE CORRESPONDING 2018 EXCHANGE NOTES ARE TO BE DELIVERED.

Name of Tendering Institution:

DTC Participant Number:
Account Number:
Transaction Code Number:

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:

Address:

In addition, if the undersigned is a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of the Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Unregistered Notes, it represents that the Unregistered Notes to be exchanged for Exchange Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a Prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a Prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

List below the 2018 Unregistered Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the numbers and principal amount at maturity of 2018 Unregistered Notes should be listed on a separate signed schedule affixed hereto.

DESCRIPTION OF 2018 UNREGISTERED NOTES TENDERED

	1	2	3
Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank)	Certificate Number(s)*	Aggregate Principal Amount of 2018 Unregistered Notes Represented	Principal Amount Tendered**

	Total

*	Need not be completed if 2018 Unregistered Notes are being tendered by book-entry transfer.
**	Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the 2018 Unregistered Notes represented by the 2018 Unregistered Notes indicated in column 2. See Instruction 2. The principal amount of 2018 Unregistered Notes tendered hereby must be in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. See Instruction 1.

Note: Signatures must be provided below.

Please read the accompanying instructions carefully.

3.250% SENIOR NOTES DUE 2023 METHOD OF DELIVERY

☐	CHECK HERE IF PHYSICAL CERTIFICATES FOR TENDERED 2023 UNREGISTERED NOTES ARE BEING DELIVERED HEREWITH.

☐	CHECK HERE IF TENDERED 2023 UNREGISTERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC.

PROVIDE BELOW THE NAME OF THE DTC PARTICIPANT AND PARTICIPANT’S ACCOUNT NUMBER IN WHICH THE TENDERED 2023 UNREGISTERED NOTES ARE HELD AND/OR THE CORRESPONDING 2023 EXCHANGE NOTES ARE TO BE DELIVERED.

Name of Tendering Institution:

DTC Participant Number:
Account Number:
Transaction Code Number:

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:

Address:

In addition, if the undersigned is a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of the Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Unregistered Notes, it represents that the Unregistered Notes to be exchanged for Exchange Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a Prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a Prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

List below the 2023 Unregistered Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the numbers and principal amount at maturity of 2023 Unregistered Notes should be listed on a separate signed schedule affixed hereto.

DESCRIPTION OF 2023 UNREGISTERED NOTES TENDERED

	1	2	3
Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank)	Certificate Number(s)*	Aggregate Principal Amount of 2023 Unregistered Notes Represented	Principal Amount Tendered**

	Total

*	Need not be completed if 2023 Unregistered Notes are being tendered by book-entry transfer.
**	Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the 2023 Unregistered Notes represented by the 2023 Unregistered Notes indicated in column 2. See Instruction 2. The principal amount of 2023 Unregistered Notes tendered hereby must be in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. See Instruction 1.

Note: Signatures must be provided below.

Please read the accompanying instructions carefully.

4.700% SENIOR NOTES DUE 2043 METHOD OF DELIVERY

☐	CHECK HERE IF PHYSICAL CERTIFICATES FOR TENDERED 2043 UNREGISTERED NOTES ARE BEING DELIVERED HEREWITH.

☐	CHECK HERE IF TENDERED 2043 UNREGISTERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC.

PROVIDE BELOW THE NAME OF THE DTC PARTICIPANT AND PARTICIPANT’S ACCOUNT NUMBER IN WHICH THE TENDERED 2043 UNREGISTERED NOTES ARE HELD AND/OR THE CORRESPONDING 2043 EXCHANGE NOTES ARE TO BE DELIVERED.

Name of Tendering Institution:

DTC Participant Number:
Account Number:
Transaction Code Number:

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:

Address:

In addition, if the undersigned is a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of the Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Unregistered Notes, it represents that the Unregistered Notes to be exchanged for Exchange Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a Prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a Prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

List below the 2043 Unregistered Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the numbers and principal amount at maturity of 2043 Unregistered Notes should be listed on a separate signed schedule affixed hereto.

DESCRIPTION OF 2043 UNREGISTERED NOTES TENDERED

	1	2	3
Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank)	Certificate Number(s)*	Aggregate Principal Amount of 2043 Unregistered Notes Represented	Principal Amount Tendered**

	Total

*	Need not be completed if 2043 Unregistered Notes are being tendered by book-entry transfer.
**	Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the 2043 Unregistered Notes represented by the 2043 Unregistered Notes indicated in column 2. See Instruction 2. The principal amount of 2043 Unregistered Notes tendered hereby must be in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. See Instruction 1.

Note: Signatures must be provided below.

Please read the accompanying instructions carefully.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of the Unregistered Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Unregistered Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Unregistered Notes as are being tendered hereby. The undersigned hereby irrevocably appoints the Exchange Agent as the undersigned’s true and lawful agent and attorney-in-fact with respect to such tendered Unregistered Notes, with full power of substitution, among other things, to cause the Unregistered Notes to be assigned, transferred and exchanged.

The undersigned hereby represents and warrants that (i) the undersigned has full power and authority to tender, sell, assign and transfer the Unregistered Notes tendered hereby and that the Company will acquire good and unencumbered title to the Unregistered Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the Unregistered Notes are accepted by the Company; (ii) the undersigned is not an “affiliate”, as defined in Rule 405 under the Securities Act of 1933, as amended (the “Securities Act”), of the Company or its subsidiaries; (iii) any Exchange Notes to be received by the undersigned will be acquired in the ordinary course of the undersigned’s business; (iv) at the time of commencement of the Exchange Offer it has not engaged in, does not intend to engage in, and has no arrangement or understanding with any person to participate in a distribution, as defined in the Securities Act, of the Exchange Notes it will receive in the Exchange Offer; and (v) it is not holding Unregistered Notes that have, or are reasonably likely to have, the status of an unsold allotment in the initial notes offering.

In addition, if the undersigned is a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of the Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Unregistered Notes, it represents that the Unregistered Notes to be exchanged for Exchange Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a Prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a Prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

The undersigned also acknowledges that this Exchange Offer is being made by the Company based upon the Company’s understanding of interpretations by the staff of the Securities and Exchange Commission (the “Commission”), as set forth in no-action letters issued to third parties, that the Exchange Notes issued in exchange for the Unregistered Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof, without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that: (i) such holder is not an “affiliate”, as defined in Rule 405 under the Securities Act, of the Company or its subsidiaries; (ii) such Exchange Notes are acquired in the ordinary course of such holder’s business; and (iii) such holder is not engaged in, does not intend to engage in, a distribution of such Exchange Notes and has no arrangement or understanding with any person to participate in a distribution, as defined in the Securities Act, of the Exchange Notes.

However, the Company has not sought its own no-action letter and therefore the staff of the Commission has not considered this Exchange Offer in the context of a no-action letter. There can be no assurance that the staff of the Commission would make a similar determination with respect to the Exchange Offer as in other circumstances. If a holder of Unregistered Notes is an affiliate of the Company or its subsidiaries, acquires the Exchange Notes other than in the ordinary course of such holder’s business or is engaged in or intends to engage in a distribution of the Exchange Notes or has any arrangement or understanding with respect to the distribution of the Exchange Notes to be acquired pursuant to the Exchange Offer, such holder could not rely on the applicable interpretations of the staff of the Commission and must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction.

The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Unregistered Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in “The Exchange Offer—Withdrawal of Tenders” section of the Prospectus.

Unless otherwise indicated in the box entitled “Special Issuance Instructions” below, please deliver the Exchange Notes in the name of the undersigned or, in the case of a book-entry delivery of Unregistered Notes, please credit the account indicated above maintained at DTC. Similarly, unless otherwise indicated under the box entitled “Special Delivery Instructions” below, please send the Exchange Notes to the undersigned at the address shown above in the box entitled “Description of Unregistered Notes Tendered”.

THE UNDERSIGNED, BY COMPLETING THE APPLICABLE “DESCRIPTION OF UNREGISTERED NOTES” BOX(ES) ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE UNREGISTERED NOTES AS SET FORTH IN SUCH BOX(ES) ABOVE.

SPECIAL ISSUANCE INSTRUCTIONS (See Instructions 3 and 4)	SPECIAL DELIVERY INSTRUCTIONS (See Instructions 3 and 4)

To be completed ONLY if certificates for Unregistered Notes in a principal amount not tendered or not accepted and/or Exchange Notes are to be issued in the name of someone other than the undersigned, or if Unregistered Notes are to be returned by credit to an account maintained by DTC other than the account designated above.

To be completed ONLY if certificates for Unregistered Notes in a principal amount not tendered or not accepted and/or Exchange Notes are to be sent to someone other than the undersigned at an address other than that shown above.

Deliver Exchange Notes and/or Unregistered Notes to:

Issue Exchange Notes and/or Unregistered Notes to:	Name(s):
(Please Type or Print)
Name(s):
(Please Type or Print)	(Please Type or Print)
Address:
(Please Type or Print)
Address:	(Including Zip Code)

(Including Zip Code)	Taxpayer Identification Number

Taxpayer Identification Number	(Such person(s) must also complete the Substitute Form W-9, a Form W-8BEN, a Form W-8ECI or a Form W-8IMY, as applicable)
(Such person(s) must also complete the Substitute Form W-9, a Form W-8BEN, a Form W-8ECI or a Form W-8IMY, as applicable) Credit unaccepted Unregistered Notes tendered by book-entry transfer to:

(DTC Account Number)

IMPORTANT: This Letter of Transmittal or a facsimile hereof or an Agent’s Message in lieu thereof (together with the certificates for Unregistered Notes or a book-entry confirmation and all other required documents) must be received by the Exchange Agent prior to 5:00 p.m. New York City time, on the Expiration Date.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL

CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

IN ORDER TO VALIDLY TENDER UNREGISTERED NOTES FOR EXCHANGE, HOLDERS OF UNREGISTERED NOTES MUST COMPLETE, EXECUTE, AND DELIVER THE LETTER OF TRANSMITTAL OR A PROPERLY TRANSMITTED AGENT’S MESSAGE.

SIGN HERE

(To be Completed By All Tendering Holders of Unregistered Notes Regardless of Whether Unregistered Notes Are Being Physically Delivered Herewith, Other Than Holders Effecting Delivery Through ATOP)

By completing, executing and delivering this Letter of Transmittal, the undersigned hereby tenders to Zoetis the principal amount of the Unregistered Notes listed in the table below entitled “Description of Unregistered Notes Tendered”.

Signature of Registered Holder(s) or Authorized Signatory (see guarantee requirement below)	Area Code and Telephone Number	Date

Signature of Registered Holder(s) or Authorized Signatory (see guarantee requirement below)	Area Code and Telephone Number	Date

Signature of Registered Holder(s) or Authorized Signatory (see guarantee requirement below)	Area Code and Telephone Number	Date

Signature of Registered Holder(s) or Authorized Signatory (see guarantee requirement below)	Area Code and Telephone Number	Date

If a holder is tendering any Unregistered Notes, this Letter of Transmittal must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Unregistered Notes or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s):

(Please Type or Print)

Capacity (full title):

Address:
(Including Zip Code)

SIGNATURE GUARANTEE

(If required—See Instruction 3)

Signature(s) Guaranteed by
an Eligible Institution:
(Authorized Signature)

(Title)

(Name of Firm)

(Address)

Dated: , 2013

INSTRUCTIONS FORMING PART OF THE TERMS AND CONDITIONS

OF THE EXCHANGE OFFER

1.	Delivery of Letter of Transmittal.

This Letter of Transmittal or, in lieu thereof, an Agent’s Message stating that the holder has expressly acknowledged receipt of, and agrees to be bound by and held accountable by, this Letter of Transmittal is to be completed by or received with respect to holders of Unregistered Notes whether certificates are to be forwarded herewith or tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in “The Exchange Offer—Procedures for Tendering” section of the Prospectus. Certificates for all physically tendered Unregistered Notes (or Book-Entry Confirmations), as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter of Transmittal (or, in lieu thereof, an Agent’s Message), must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date. Unregistered Notes tendered hereby must be in denominations of $2,000 and any integral multiple of $1,000 in excess thereof.

The method of delivery of this Letter of Transmittal, the Unregistered Notes and all other required documents is at the election and risk of the tendering holders. Instead of delivery by mail, it is recommended that holders use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent before the Expiration Date. No letter of transmittal or Unregistered Notes should be sent to the Company. Holders may request their respective brokers, dealers, commercial banks, trust companies or nominees to effect the tenders for such holders.

See “The Exchange Offer” section of the Prospectus.

2.	Partial Tenders (not applicable to holders of Unregistered Notes who tender by book-entry transfer); Withdrawals.

If less than all of the Unregistered Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Unregistered Notes to be tendered in the “Principal Amount Tendered” column of the applicable “Description of Unregistered Notes Tendered” table above. A newly reissued certificate for the Unregistered Notes submitted but not tendered will be sent to such holder as soon as practicable after the Expiration Date. All of the Unregistered Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise clearly indicated.

If not yet accepted, a tender pursuant to the Exchange Offer may be withdrawn at any time prior to the Expiration Date. To be effective with respect to the tender of Unregistered Notes, a written or facsimile transmission notice of withdrawal must: (i) be received by the Exchange Agent prior to the Expiration Date; (ii) specify the name of the person who deposited the Unregistered Notes to be withdrawn; (iii) identify the Unregistered Notes to be withdrawn (including the certificate number(s), if any, and principal amount of such Unregistered Notes); (iv) be signed by the depositor in the same manner as the original signature on this Letter of Transmittal by which such Unregistered Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the trustee register the transfer of such Unregistered Notes into the name of the person withdrawing the tender; and (v) specify the name in which any such Unregistered Notes are to be registered, if different from that of the depositor. The Exchange Agent will return the properly withdrawn Unregistered Notes promptly following receipt of notice of withdrawal. If Unregistered Notes have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn Unregistered Notes or otherwise comply with DTC’s procedures. All questions as to the validity of notices of withdrawal, including time of receipt, will be determined by the Company, and such determination will be final and binding on all parties.

3.	Signatures on this Letter of Transmittal, Bond Powers and Endorsements; Guarantee of Signatures.

If this Letter of Transmittal is signed by the registered holder(s) of the Unregistered Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without alteration, enlargement or any change whatsoever.

If any tendered Unregistered Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If any tendered Unregistered Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.

When this Letter of Transmittal is signed by the registered holder(s) (which term, for the purposes described herein, shall include DTC as the owner of the Unregistered Notes) of the Unregistered Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the Exchange Notes are to be issued to a person other than the registered holder(s), then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificates must be guaranteed by an Eligible Institution (as defined below).

If this Letter of Transmittal is signed by a person other than the registered holder(s) of any Unregistered Notes specified therein, such certificate(s) must be endorsed by such registered holder(s) or accompanied by separate written instruments of transfer or endorsed in blank by such registered holder(s) in form satisfactory to the Company and duly executed by the registered holder, in either case signed exactly as such registered holder’s or holders’ name(s) appear(s) on the Unregistered Notes.

If this Letter of Transmittal or any certificates of Unregistered Notes or separate written instruments of transfer or exchange are signed or endorsed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Company, evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

Signature on a Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed by an Eligible Institution unless the Unregistered Notes tendered pursuant thereto are tendered (i) by a registered holder who has not completed the box entitled “Special Issuance Instructions” or “Special Delivery Instructions” on the Letter of Transmittal or (ii) for the account of an Eligible Institution. In the event that signatures on a Letter of Transmittal or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantee must be by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program (each such entity, an “Eligible Institution”).

4.	Special Issuance and Delivery Instructions.

Tendering Holders of Unregistered Notes should indicate in the applicable box the name and address to which substitute certificates representing Unregistered Notes for any Unregistered Notes not exchanged and/or Exchange Notes are to be issued or sent or, in the case of a book-entry delivery of Unregistered Notes, the appropriate DTC participant name and number, if different from the name or address or the DTC participant name and number, as the case may be, of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named also must be indicated. Holders tendering Unregistered Notes by book-entry transfer may request that Unregistered Notes not exchanged and/or Exchange Notes be credited to such account maintained at DTC as such note holder may designate hereon. If no such instructions are given, such Unregistered Notes not exchanged and/or Exchange Notes will be returned to the name and address or the account maintained at DTC, as the case may be, of the person signing this Letter of Transmittal.

5.	Tax Identification Number and Backup Withholding.

An exchange of Unregistered Notes for Exchange Notes pursuant to the Exchange Offer will not be treated as a taxable exchange or other taxable event for U.S. Federal income tax purposes. In particular, no backup withholding or information reporting is required in connection with such an exchange. However, U.S. Federal income tax law generally requires that payments of principal and interest on a note to a holder be subject to backup withholding unless such holder provides the payor with such holder’s correct Taxpayer Identification Number (“TIN”) on the Substitute Form W-9 below or otherwise establishes a basis for exemption. If such holder is an individual, the TIN is his or her social security number. If the payor is not provided with the current TIN or an adequate basis for an exemption, such tendering holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, such holder may be subject to backup withholding in an amount that is currently 28% of all reportable payments of principal and interest.

Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Such holders should nevertheless complete the attached Substitute Form W-9 below, and check the box marked “Exempt” in Part 2, to avoid possible erroneous backup withholding. If the tendering holder of Unregistered Notes is a nonresident alien or foreign entity not subject to backup withholding, such holder must give the Company a completed Form W-8BEN (Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding), or other appropriate Form W-8. These forms may be obtained from the Exchange Agent or from the Internal Revenue Service’s website, www.irs.gov. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the “W-9 Guidelines”) for additional instructions.

To prevent backup withholding on reportable payments of principal and interest, each tendering holder of Unregistered Notes must provide its correct TIN by completing the Substitute Form W-9 set forth below, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to a backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the Unregistered Notes are in more than one name or are not in the name of the actual owner, such holder should consult the W-9 Guidelines for information on which TIN to report. If such holder does not have a TIN, such holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9 and write “Applied For” in lieu of its TIN. Note: checking this box and writing “Applied For” on the form means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If a holder checks the box in Part 2 of the Substitute Form W-9 and writes “Applied For” on that form, backup withholding at a rate currently of 28% will nevertheless apply to all reportable payments made by such holder. If such a holder furnishes its TIN to the Company within 60 calendar days of Company’s receipt of the Substitute Form W-9, however, any amounts so withheld shall be refunded to such holder.

If backup withholding applies, the payor will withhold the appropriate percentage (currently 28%) from payments to the payee. Backup withholding is not an additional Federal income tax. Rather, the Federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

6.	Transfer Taxes.

Holders who tender their Unregistered Notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, Exchange Notes are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Unregistered Notes tendered hereby, or if tendered Unregistered Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Unregistered Notes in connection with the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Unregistered Notes specified in this Letter of Transmittal.

7.	Waiver of Conditions.

The Company reserves the right to waive satisfaction of any or all conditions enumerated in the Prospectus at any time and from time to time prior to the Expiration Date.

8.	No Conditional Tenders.

No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Unregistered Notes, by execution of this Letter of Transmittal or, in lieu thereof, an Agent’s Message, shall waive any right to receive notice of the acceptance of their Unregistered Notes for exchange.

None of the Company, the Exchange Agent or any other person is obligated to give notice of any defect or irregularity with respect to any tender of Unregistered Notes nor shall any of them incur any liability for failure to give any such notice.

9.	Mutilated, Lost, Stolen or Destroyed Unregistered Notes.

Any holder whose Unregistered Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10.	Requests for Assistance or Additional Copies.

Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent, at the address and telephone number indicated above.

TO BE COMPLETED BY ALL TENDERING HOLDERS OF OLD NOTES

(See Instruction 5)

PAYOR’S NAME: Deutsche Bank Trust Company Americas

SUBSTITUTE FORM W-9	Part I — PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	Social Security Number OR Employer Identification Number
Department of the Treasury Internal Revenue Service	Part II — FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING (See Guidelines)
Payer’s Request for Taxpayer Identification Number (TIN)

Part III — CERTIFICATION-Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me) and

(2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3) I am a U.S. person (including U.S. resident alien).

The IRS does not require your consent to any provision of this document other than the certifications required of avoid backup withholding.

	SIGNATURE:	DATE:

You must cross out item (2) in Part 3 above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU

WROTE “APPLIED FOR” IN PART 1 OF THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and that I mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a taxpayer identification number to the Payor within 60 days, the Payor is required to withhold 28 percent of all cash payments made to me thereafter until I provide a number.

Signature                    Date

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE AND IN BACKUP WITHHOLDING OF AT THE APPLICABLE RATE. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER. Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

For this type of account:	Give name and SOCIAL SECURITY number of:	For this type of account:	Give name and EMPLOYER IDENTIFICATION number of

1. An individual’s account	The individual	6. A valid trust, estate, or pension trust	The legal entity(4)

2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)	7. Corporation or LLC electing corporate status on Form 8832	The corporation

3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)	8. Partnership or multi-member LLC	The partnership

4. (a) The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)	9. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization

(b) So-called trust account that is not a legal or valid trust under state law	The actual owner(1)	10. A broker or registered nominee	The broker or nominee

5. Sole proprietorship or single-owner LLC	The owner(3)	11. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s social security number.
(3)	You must show your individual name, but you may also enter your business or “DBA” name. You may use either your Social Security number or employer identification number.
(4)	List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

OBTAINING A NUMBER

If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number. (Both forms can be found on the web at www.irs.gov.)

PAYEES EXEMPT FROM BACKUP WITHHOLDING

If you are exempt, enter your name as described above, write “Exempt from backup withholding” in Part II of the form and sign and date the form.

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note: If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

Exempt payees. Backup withholding is not required on any payments made to the following payees (section references are to the Internal Revenue Code):

1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2);

2. The United States or any of its agencies or instrumentalities;

3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities;

4. A foreign government or any of its political subdivisions, agencies, or instrumentalities; or

5. An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

6. A corporation;

7. A foreign central bank of issue;

8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States;

9. A futures commission merchant registered with the Commodity Futures Trading Commission;

10. A real estate investment trust;

11. An entity registered at all times during the tax year under the Investment Company Act of 1940;

12. A common trust fund operated by a bank under section 584(a);

13. A financial institution;

14. A middleman known in the investment community as a nominee or custodian; or

15. A trust exempt from tax under section 664 or described in section 4947.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT FROM BACKUP WITHHOLDING” IN PART II OF THE FORM, AND RETURN IT TO THE PAYER.

Certain payments, other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see the Treasury regulations under sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N.

Privacy Act Notice — Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to the Internal Revenue Service (the “IRS”). The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, and the District of Columbia to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, or to Federal and state agencies to enforce Federal nontax criminal laws and to combat terrorism. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

(1) Failure to Furnish Taxpayer Identification Number — If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information With Respect to Withholding — If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information — Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment. For Additional Information Contact Your Tax Consultant or the Internal Revenue Service.